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                         Prudential Equity Income Fund
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                          Supplement Dated May 5, 2000
                       Prospectus Dated January 20, 2000

   On May 2, 2000, the Board of Trustees approved a change of the Fund's name from Prudential Equity Income Fund to 'Prudential Value Fund,' effective on or about September 14, 2000.

   The following supplements the information contained in the Prospectus on page 5 under 'How the Fund Invests--Investment Objective and Policies':

   The Board of Trustees has approved proposals to (1) delete 'current income' from the Fund's dual objective so that the Fund's investment objective would be limited to 'capital appreciation' and (2) reengineer the Fund as a large-cap value fund. The change in investment objective is subject to shareholder approval. A special shareholders' meeting is scheduled to occur in September 2000. It is anticipated that a proxy statement relating to the proposals will be mailed to the Fund's shareholders in July 2000.

   The following supplements the information contained in the Prospectus on pages 12 and 13 under 'How the Fund is Managed--Portfolio Manager':

   Thomas Kolefas, CFA, a Managing Director of Prudential Investments, will begin managing the Fund effective May 8, 2000. Mr. Kolefas was previously employed by Loomis Sayles & Co., L.P., where he was a senior portfolio manager and led a team managing large-and mid-cap value equity assets, including mutual fund portfolios, for four years. Prior to 1996, Mr. Kolefas was employed by Mackay Shields Financial as a portfolio manager for five years. He earned a B.S. and an M.B.A. from New York University.
He also holds a Chartered Financial Analyst (CFA) designation.

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